                      AMENDMENT TO PARTICIPATION AGREEMENT


               The Amended and Restated Participation Agreement dated as of May 1, 2000, by and among OPPENHEIMER VARIABLE ACCOUNT FUNDS, OPPENHEIMERFUNDS, INC. and ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (the "Agreement") is hereby amended as follows:

               Schedules A and B of the Agreement are hereby deleted in their entirety and replaced with the Schedules A and B attached hereto, respectively.

               All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2002


OPPENHEIMER VARIABLE ACCOUNT FUNDS


By:       /s/ Robert G. Zack
          -------------------------------------

Name:     Robert G. Zack
          -------------------------------------

Title:    Secretary

          -------------------------------------


OPPENHEIMERFUNDS, INC.


By:       /s/ Robert G. Zack
          -------------------------------------

Name:     Robert G. Zack
          -------------------------------------

Title:    Senior Vice President

          -------------------------------------


ALLMERICA FINANCIAL LIFE INSURANCE
  AND ANNUITY COMPANY


By:       /s/ Mark A. Hug
          -------------------------------------

Name:     Mark A. Hug
          -------------------------------------

Title:    President

          -------------------------------------

                                   SCHEDULE A

                     SEPARATE ACCOUNTS AND VARIABLE PRODUCTS

                                         VARIABLE LIFE PRODUCTS

SEPARATE ACCOUNT                             PRODUCT NAME                    1933 ACT #             1940 ACT #
----------------                             ------------                    ----------             ----------
FR1                                          PremierFocus                        N/A                    N/A

FR2                                          PremierFocus                        N/A                    N/A

FR3                                          PremierFocus                        N/A                    N/A

FR4                                          PremierFocus                        N/A                    N/A

FQ1                                          PremierFocus                        N/A                    N/A

UR1                                          PremierFocus                        N/A                    N/A

UR2                                          PremierFocus                        N/A                    N/A

UR3                                          PremierFocus                        N/A                    N/A

UR4                                          PremierFocus                        N/A                    N/A

UQ1                                          PremierFocus                        N/A                    N/A

FUVUL                                     ValuePlus Assurance                 333-93031              811-09731
                                             (First Union)

IMO                                        Select Life Plus                   333-84879              811-09529
                                           VUL 2001 (Agency)

IMO                                      VUL 2001 Survivorship                333-90995              811-09529

SPVL                                         Select SPL II                    333-84306              811-08859


                                      VARIABLE ANNUITY PRODUCTS

SEPARATE ACCOUNT                             PRODUCT NAME                    1933 ACT #             1940 ACT #
----------------                             ------------                    ----------             ----------
VA-K                                      ExecAnnuity Plus                    33-39702               811-6293
                                         Allmerica Advantage

VA-K                                     Immediate Advantage                  333-81861              811-6293

VA-K                                       Agency C-Shares                    333-38274              811-6293
                                          (Premier Choice)

Allmerica Select                           Select Resource                    33-47216               811-6632

Allmerica Select                           Select Charter                     333-63093              811-6632

Allmerica Select                            Select Reward                     333-78245              811-6632

Allmerica Select                           Select Acclaim                     333-92115              811-6632

                                   SCHEDULE B

                PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS



                      Oppenheimer Aggressive Growth Fund/VA
                 Oppenheimer Main Street Growth & Income Fund/VA
                      Oppenheimer Small Cap Growth Fund/VA
                       Oppenheimer Strategic Bond Fund/VA

                                 SERVICE SHARES

                 Oppenheimer Main Street Growth & Income Fund VA
                    Oppenheimer Capital Appreciation Fund VA
                     Oppenheimer Multiple Strategies Fund VA
                      Oppenheimer Global Securities Fund VA
                         Oppenheimer High Income Fund VA